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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 17, 2003


                              EQUIDYNE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              0-9922                                     04-2608713
     (Commission File Number)               (I.R.S. Employer Identification No.)



           1620 - 400 BURRARD STREET, VANCOUVER, B.C., CANADA, V6C 3A6
                    (Address of principal executive offices)

                                 (604) 683-5767
              (Registrant's telephone number, including area code)


                      11300 SORRENTO VALLEY ROAD, SUITE 255
                          SAN DIEGO, CALIFORNIA  92121
          (Former name or former address, if changed since last report)

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ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On September 17, 2003, Equidyne Corporation (the "Company") issued a press release to announce that the nominees of MFC Bancorp Ltd. were elected to the board of directors of the Company at the shareholders' meeting held on September 9, 2003. The newly elected board of directors, which is comprised of Michael J. Smith, Roy Zanatta, Mark Steinley and Greg Elderkin, has appointed Mr. Smith as the Company's President, Chief Executive Officer and Chief Financial Officer, and Mr. Zanatta as the Company's Secretary.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits

EXHIBIT  NO.     DESCRIPTION
------------     -----------

    99.1         Press Release dated September 17, 2003 issued by Equidyne
                 Corporation.

                                        2

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUIDYNE  CORPORATION

                                             /s/ Roy Zanatta
                                            -----------------------------
                                            Roy  Zanatta
                                            Secretary


Date:  September  17,  2003

                                        3

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                                INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION
-----------     -----------

   99.1         Press Release dated September 17, 2003 issued by Equidyne
                Corporation.